UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

ANNUAL REPORT

MAY 31, 2019

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (800) 231-2901, or submit a signed letter of instruction requesting paperless reports to 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

Any time before January 1, 2021, you may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to receive paper copies of your shareholder reports calling the Fund at (800) 231-2901, or by submitting a signed letter of instruction requesting paper reports to 8000 Town

Centre Drive, Suite 400, Broadview Heights, Ohio, 44147.  If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies.  Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MAY 31, 2019 (UNAUDITED)

The fiscal year ended May 31, 2019 for the Tarkio Fund (the “Fund”) was marked by a sharp 3-month correction, followed by a quick recovery, to tail off again toward the end of the fiscal year.  The total return for the S&P 500® Index (the “Index”) from June 1, 2018 to January 31, 2019 was -1.12%, while its total return for the full year ended May 31, 2019 was 0.64%. The Fund lost 10.04% and 5.82%, respectively, for those same periods.

We, as the Fund’s investment advisor, believe short-term fluctuations are random in nature.  For that reason, we believe long-term performance is a better measure of the effectiveness of our investment process.  As such, we are particularly proud of being recognized by Money Magazine as the nation’s #1 performing midcap fund for the five-year period ended December 31, 2017.  For a more thorough understanding of our investment process, including a description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our past shareholder letters, available at www.tarkiofund.com/shareholder-info, as well as the Fund’s prospectus, which can be obtained by calling 866-738-3629 or downloaded at www.tarkiofund.com.  The last two investor letters are attached to this MDFP as exhibits for reference. We note our past shareholder letters are typically included with our quarterly account statements for shareholders that invest directly with the Fund.

We believe 2009 marked the bottom of a bear market period that began in 2000.  We also believe that there are strong correlations between the low point in the stock market in 1974 and the low point in 2009.  The 1974 bear market bottom spawned a stock market tailwind that produced a 13.7% compounded return for the Index during the ensuing twenty-five years, as company valuations caught up with, and surpassed, the intrinsic valuations of the businesses they represented.  We have believed since March of 2009 that we are in the early to middle stages of a similar tailwind, and we believe the past year is not inconsistent with this thesis.

Our belief is that companies that empower, engage and energize their employees will outperform their peers in the marketplace, and in turn, their stocks can outperform the passive stock market indexes over long periods of time. We believe that this concept has rewarded Fund shareholders over time.

The investment strategy of the Fund is to identify attractive stocks based on management criteria that we believe have the potential to foster an organizational culture that can, over time, give the company a competitive advantage.  As the Fund’s advisor, our qualitative review of a company is substantially focused on culture, where we attempt to identify the following management principles:  integrity, passion and purpose, long-term focus, teamwork, employee empowerment, and disciplined capital allocation.

On May 31, 2019, the Fund was 100.00% invested in common stocks, allocated among 29 companies.  Portfolio turnover for the year ended May 31, 2019 was 20.10%.

Holdings constituting greater than 5% of the Fund’s portfolio as of May 31, 2019 were as follows: Rogers (10.40%), Cognex (9.63%), Total System Services (8.44%), YRC Worldwide (6.31%), and Century Link (5.93%), Danaher Corp (5.40%), The Container Store (5.36%), Manitowoc Company Inc (5.33%), and Costco (5.04%).  Position sizes will change frequently based on target investment levels, redemption needs of the Fund’s shareholders, fluctuations in market price, and our view of investment opportunity.  When cash moves into the Fund our goal is to put the money to work in our best ideas, which may result in a change in the position sizes of our portfolio companies.

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2019 (UNAUDITED)

We attempt to think in terms of multi-year periods when making investment decisions for the Fund.  As Ben Graham said, “in the short run, the market is a voting machine but in the long run, it is a weighing machine.”  That said, we will highlight several companies that affected Fund performance this year:

Cognex (a developer of machine vision software and hardware) started the fiscal year at $46.16 per share, adjusted for splits, and got as high as $56.86 and as low as $34.87 before ending the fiscal year at $40.60.  The price fluctuations we have seen this fiscal year have given us a good opportunity to add to a position with respect to which we are still excited about the growth prospects of the company.

It was a similar story of volatility for Rogers (a developer of materials, including printed circuit board materials for cellular and other high frequency signals).  Rogers’ stock started the fiscal year at $115.17 and ended the fiscal year up at $137.99.  In the intermittent period, the stock price went as high as $194.20 and then as low as $91.00.  Again, we were able to add to the Fund’s position at what we believe was a reasonable valuation.

Given the size of the positions of Rogers and Cognex, the Fund’s strong performance during the period encompassing calendar years 2016, 2017, and 2018 was substantially aided by the performance of these two companies.  The Fund first established positions in both these companies near its inception in 2011, and the lowest price at which the Fund purchased Cognex was $7.69 per share, and the lowest price for Rogers was $37.47 per share.  We believe that both companies continue to possess unique characteristics that should give them an equally bright future.  As with fiscal year 2017, they were again subjected to the fluctuations of the market, declining by as much as 24% and 20% respectively, only to rebound to new highs before slowing down toward the end of the fiscal year.  These short-term fluctuations significantly contributed to the Fund underperforming the Index for the fiscal year.

Total System Services (a global payment processor) started the year at $85.19, subsequently rising to around $99 before falling to a low of $75.61. Towards the end of the fiscal year a merger with Global Payments was announced and the stock ended the year at a high of $123.53, helping to offset the market correction towards the end of the fiscal year.

We were able to add significantly to YRC Worldwide (a North American Trucking and Logistics company) during a major correction which took the stock from $10.91 at the start of the fiscal year, to as low as $2.94. YRC Worldwide ended the fiscal year at $4.26, which we still feel represents a deep discount to its intrinsic value.

The price of CenturyLink (a global communications and IT services company that originally entered the Fund’s portfolio when it acquired the Fund’s longtime holding Level 3 Communications) was a major detractor from Fund performance, down over 30% from the beginning of the fiscal year to the end of the fiscal year, allowing us to add to what we already felt was an undervalued company at lows of below $10 following a dividend cut.  Importantly, many of CenturyLink’s key management team are former Level 3 people, which we had owned in the Fund before its acquisition by CenturyLink. We believe this adds significant value to what we see as a very valuable fiber backbone asset for the company to monetize further going into the future.

Danaher Corporation (a manufacturer that specializes in life science and medical equipment) was among the top performers in fiscal year 2019, helping to offset some of the corrections in

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2019 (UNAUDITED)

other major holdings. The stock traded at $99.28 at the start of the fiscal year and maintained relatively smooth growth, given the fluctuations of the general market, to end the year at $132.01, a gain of 32.97%.

Another holding we were able to add significantly to this fiscal year was The Manitowoc Company (a crane manufacturer) as the stock fell over 40% from year to year, despite to the company showing strong performance. While being a major detractor from the Fund’s performance, we feel the stock price represents great value for a company in the early stages of a major turnaround following a management change in 2016.

A new holding in the Fund that has come to represent a significant position is General Electric Company (“GE”) (a multinational conglomerate) which we entered following the appointment of Larry Culp as CEO in September of 2018. As the former CEO of Danaher, we feel that Culp can add significant value to the business over time which we believe is not reflected in our cost basis of $8.91 per share. GE ended the fiscal year at a small gain to $9.44 per share.

We focus on evaluating individual companies and do not try to categorize our positions by industry or sector.  We do not actively seek to rebalance the Fund’s portfolio, and the portfolio’s percentage ownership in any one sector may change, often substantially, as a result of changes in the price of securities in the portfolio as well as ongoing trading activity. We believe these fluctuations are the primary reason for sector adjustments, rather than any conscious effort to overweight certain segments of the economy.

An important component that will drive the performance of the Fund over time is the expense incurred by its shareholders. The expense ratio for the Fund during the year was 1.00%.

We appreciate your continued trust in us and thank you for your investment in the Tarkio Fund!

TARKIO FUND

EXHIBIT A

MAY 31, 2019 (UNAUDITED)

  A No-Load Mutual Fund Managed by:

 Front Street Capital Management, Inc.

February 19, 2019

To be a successful investor, we believe one needs to identify what they can know and, more importantly, accept what they cannot know.  Great investors focus their efforts on variables that, with knowledge, experience, and rational thought, can create a clear advantage over other market participants.  We believe successful investors do not override what they do know with what they cannot know. One thing we do not understand is the timing and duration of short-term market movements in response to macroeconomic/geopolitical events.  However, we are confident that the elements we can understand will build meaningful wealth for our long-term investors in the Tarkio Fund.  We strongly believe we can understand the following:

1.

The quality of the companies we are partnered with

2.

The valuation we are paying for the company’s future cash flow stream

Our qualitative approach to selecting companies for investment has been refined over my 41 years of evaluating companies, and the framework that we presently use has been consistent for 31 years.  As a reminder, our criteria are based upon identifying companies whose management teams behave in a manner that we believe draws out the best from all employees.  They do this consistently until a corporate culture develops around continual improvement that builds into perpetuity.  Those criteria are as follows:

•

Integrity of Management

•

A Long-Term Focus

•

Purpose and Passion

•

Employee Empowerment – Driving Fear Out of the Organization

•

Teamwork – Cooperation, Not Internal Competition

•

Disciplined Capital Allocation

Identifying these companies is a very straightforward process.  As a result, we believe identifying these companies is a knowable, understandable and researchable endeavor.

The second element of our process is to find a fair price or valuation to pay for these dynamic and ever improving companies. Again, that process is straightforward, and we believe this is clearly identifiable.  (We like to periodically re-read Ben Graham’s book The Intelligent Investor, for example.)

We think our significant advantage is that we can see these two elements with great clarity.  Clarity of thought allows us to work calmly and decisively when other investors seem to be franticly moving capital in panic mode.

All that said, this advantaged position does not insulate us from short-term moves in the overall stock market or in any individual stock.  We know of only one other person (a sell side analyst) who cares – or even knows – about our criteria as a method of evaluating investments.

TARKIO FUND

EXHIBIT A (CONTINUED)

MAY 31, 2019 (UNAUDITED)

As a result, there is no baseline of investors who are ready to support the company’s stock in a declining market.  We believe this lone wolf approach is an enormous advantage for identifying companies with outstanding potential before others can recognize them.  Even more exciting is finding companies that have suffered with poor past performance that are poised for dramatic change due to a change in management, where the new management team has had proven prior success in using our principles to change a company’s culture.  Unfortunately (or fortunately from our prospective) other investors only appear to see recent performance, and thus the underlying stocks of these companies can be overly negatively impacted by a panic sell-off (like the one we experienced in the fourth quarter of 2018).   These are the moments we live for!  Nothing could be more exciting for us then to have the opportunity to keep buying shares of companies within our wheelhouse at cheaper and cheaper valuations.  The flip side of this bonanza is that, as we kept buying lower and lower, particularly in the fourth quarter, our short-term performance was negatively impacted.

For example, during the past year we were aggressively purchasing two such gems that detracted from our 2018 results: YRC Worldwide (YRCW) and Manitowoc (MTW).

To give you an idea of what we are working with, we will use YRCW as an example.  YRCW is an LTL (less than truck load) trucking company.  LTL trucking has become a much more valuable service with the emergence of the Amazon e-commerce effect.  Just before the 2008/2009 recession, YRCW made several acquisitions that gave them a nationwide footprint of trucking terminals.  The timing of these acquisitions was a disaster when coupled with other, less than perfect, behavior by a former overly-aggressive CEO.  So the company went through a reorganization and then in 2011 asked a prior CEO, James Welch, to come back into the company, bringing a passion to restore the company’s legacy as one of the largest and most respected LTL freight carriers.  This new management did a good job of getting the company on solid footing, but the real epiphany for us came about 18 months ago when Darren Hawkins was transitioned into the CEO post.  Jeremy, Dominic and I went to Kansas City to meet with Darren a few months ago to find that he and his team were aligned with our criteria beyond our wildest dreams.  In fact, during the meeting Jeremy kept asking me if I needed a tissue to wipe the tears of joy from my eyes.  That said, Wall Street continued to view the company in 2018 merely as a struggling situation.

It has been rightfully recognized that LTL carriers have a distinct advantage in this evolving e-commerce environment.  Despite (and because of) its prior ill-timed acquisitions, YRCW now has arguably the best positioned coast-to-coast LTL terminal network in the country (a key factor in delivering on-time shipments).  The amalgamated set of YRCW companies are some of the oldest in the country.  The upshot of this is that most of their terminals are in locations (often heavily urban areas) that could never get zoning changes to build new ones now.  Other publicly traded LTL carriers presently trade at valuations of between 1X and 2X price to sales per share.  YRCW presently has over $150 dollars in sales per share.  We started purchasing the stock at about $9.00 per share and continued to accumulate more as the price declined; culminating with our last and largest purchase at $3.15 per share on December 14th.  In our office we refer to the most attractive valuation situations as the ones that are so obvious you could do the math with a crayon.

The closing price of YRCW as of time of this writing was $7.64.

TARKIO FUND

EXHIBIT A (CONTINUED)

MAY 31, 2019 (UNAUDITED)

There is one other aspect to the YRCW situation that gives us even greater confidence in the company’s future potential.  During the years after its reorganization, the company lacked the resources to replace its fleet of tractors and trailers.  In other words, its equipment footprint was smaller and older compared to its competitors.  In 2017, because of the previously discussed e-commerce affect, demand for LTL services suddenly increased dramatically.  Due to its reduced fleet, YCRW was forced to rent third-party equipment (at high rental rates) in order to serve its existing customers.  In addition, its older fleet of tractors (and to a lesser extent trailers) put YRCW at an even worse cost disadvantage.  As a result, while its other publicly-traded competitors were making record profits, YRCW was barely breaking even, again causing its stock to become ever more unpopular.  All last year the company stretched resources to replace the high cost rented equipment with new state of the art, cost-efficient tractors and trailers. That process was just about completed in the fourth quarter of 2018 resulting in a dramatic improvement in profitability for that period.

Now for icing on the cake: As YRCW goes forward it can reinvest its increasing cash flow at predictable high rates of return by replacing older, inefficient equipment.  As the company’s cash flow increases so does the amount of high cost equipment it can replace.  And so the story goes, giving the company the ability to compound its increasing cash flow for many years in our opinion.  In other words, not only are YRCW’s profits today attractive to us based upon the value of the stock, but we believe those profits are likely to continually improve going forward.

We believe the Manitowoc story (which has also negatively impacted our 2018 results) has qualitative and quantitative factors that are equally compelling to YRCW.  We plan to feature The Manitowoc Company in our next correspondence.

We fully understand that our behavior as described above can make us unpopular during market downturns.  That said, we also believe that we do our best work when we look the worst.  Our purpose as a business is to build meaningful wealth for Tarkio shareholders by compounding capital at above average rates over the long term.  If we believed we could produce similar returns to that which we have enjoyed in the past in a more linear manner, we surely would.  However, it is quite apparent to us that everything in life that is exceptional is also non-linear.

Our primary job is to detach ourselves from the emotions of the day and rivet our focus on the set of variables that we think we can know.  Hence, because we have trained ourselves to view the world through this narrow lens, during periods of market stress like we experienced in December of last year, we approach every moment of those declines with unbridled enthusiasm in search of a little extra capital to accumulate another bargain.  We do this with a sense of urgency, knowing that these attractive windows are a mere aberration and can reverse in a moment’s notice.  We know our responsibility is to block out the noise created by the variables that are outside of our control and aggressively take full advantage of the rare opportunities only available during these special moments in time.  In doing so we know we run the risk of looking foolish for five to ten weeks, and we are willing to do so in our attempt to reposition the Tarkio Fund for outstanding performance for the next five to ten years.  We have never been more optimistic about achieving outstanding future returns for the Tarkio Fund than we are today.

TARKIO FUND

EXHIBIT A (CONTINUED)

MAY 31, 2019 (UNAUDITED)

As always, thank you for your continued confidence.

Warm regards from a chilly Western Montana,

Russ, Michele, Ginger, Jeremy, and Dominic

The Tarkio Team

On March 12, 2019, YRCW at a share price of $7.07 per share was 9.34% and MTW at a share price of $17.41 per share was 6.07% of the Tarkio Fund. The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting

TARKIO FUND

EXHIBIT A (CONTINUED)

MAY 31, 2019 (UNAUDITED)

www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA.

TARKIO FUND

EXHIBIT B

MAY 31, 2019 (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

June 30, 2019

During the past eighteen months we have been accumulating a meaningful position in The Manitowoc Company (6.12% of Fund holdings). As you know, we select our long-term holdings in the Tarkio Fund based upon a set of management criteria that we believe, if successfully implemented, will create a culture that can unleash the best in human potential. In particular, we generally look for companies that feature:

• Integrity of Management

• A Long-Term Focus

• Purpose and Passion

• Employee Empowerment – Driving Fear Out of the Organization

• Teamwork – Cooperation, Not Internal Competition

• Disciplined Capital Allocation

These criteria are based on the work of W. Edwards Deming, a management consultant who revolutionized manufacturing when he introduced his management concepts to Japan after World War II. He ignited the “quality” revolution lead by the Japanese in the 1980’s and most notably the domination and eventual transformation of the auto industry by Toyota. We have been students of this process since 1988 and perform all our analysis through this lens. Over time, we have boiled his process down to a set of core principles in order to identify companies that have created energized corporate cultures, including companies outside of the manufacturing sectors. We think being able to translate these principles to identify companies that may have never even heard of Deming is a testament to the universality of the values around which this process is based. It has been rewarding and fun to use this work to diversify our portfolio beyond the manufacturing sector.

That said, there has been a small portion of the manufacturing sector that have stayed devoted not only to the Deming principles but also to the specific techniques and tools (including specific principles, structures and incentives) he used to motivate individuals and encourage collaboration. In fact, this subset of manufacturers has continually improved upon the Deming model over time. This small group of almost “cult-like” followers have fallen under several labels over the years (Continuous Improvement, Total Quality, Lean Manufacturing, Six Sigma, and Kaizen, among others). We have been fortunate over the years to have benefitted from a handful of these zealots. A few manufacturers we own that are presently doing this are Danaher, Herman Miller and Colfax (5.15%, 4.29% & 1.12% Fund holdings respectively). When we are fortunate enough to find these gems, we believe they can provide us with two powerful advantages:

1. They are easy for us to identify, as they are typically proud of their work in this area and often wear it on their sleeve.

2. If you can find these companies in the early stage of a long-term transformation process you can get a rare, and we believe dependable, look into the future of a company that will be incrementally improving their competitive position in the market place indefinitely into the future.

TARKIO FUND

EXHIBIT B (CONTINUED)

MAY 31, 2019 (UNAUDITED)

As such, we are proud and excited to have had the opportunity to allocate a meaningful portion of Tarkio Fund’s capital to The Manitowoc Company last year. Although the Deming method is a model of empowered employees and decentralized decision-making, the essential element in a company’s transition and ultimate success is a total commitment from its leadership. We think this is the reason only a very small number of companies can make this sort of organizational transformation, since a change in culture on this scale typically results in poor short-term performance before the long-term benefits start to accrue. In our opinion, few leaders have the commitment to withstand short-term pressures, particularly in publicly-traded companies, to stay the course and power through the inevitable trough. Even more unique is to be able to find a leader with that type of strong will paired with the humility to delegate decision making away from the executive suite and onto the manufacturing floor. We believe that Manitowoc CEO Barry Pennypacker is that leader!!

The Manitowoc Company was an odd midsized company consisting mostly of an industrial kitchen equipment business and an old line crane manufacturing business. Three years ago, an activist investor forced the company to split itself into two separate companies for short-term gain. The crane business was subsequently left as a stand-alone, publicly traded entity. The consensus investor opinion at the time was that most of the value in the prior combined entity was in industrial kitchen equipment. The crane business had a checkered financial history and was viewed somewhat as the discarded piece in the transaction, and its stock price suffered as a result. Not long after, Barry Pennypacker was hired as Manitowoc’s new CEO. Pennypacker had begun his lean journey with our own Danaher, then took his learned expertise in “Lean” to transform companies on two subsequent occasions, one being the publicly traded Gardner Denver company. When Barry was hired at Manitowoc, he brought key members of his transformational team from his previous experiences with him. The band was back together for one more gig.

Regarding the stock price, we think Wall Street likes to see improving financial results, even though its analysts may not always have an understanding of what it takes to get there. In fact, a management philosophy that empowers lower level employees to be able to make decisions is often viewed by the consensus investment community as a negative. In fact, we believe that employee empowerment can often be the antithesis of the ego centric Wall Street culture. As a result, despite a revitalized management team at Manitowoc, the stock continued to languish. Probably looking for a fresh start and a complete reset, the company decided to reverse split the stock (each share of stock became a quarter of a share with four times the price). In our experience, these transactions almost always lead to lots of investors bailing out once they see that they are left with what they consider remnants of a former holding in their portfolios. This type of selling also seems to be much more prominent during years of heavy year-end tax-loss selling (as occurred at the end of 2018). Partly because of these phenomena, Manitowoc’s stock price came under heavy selling pressure during last year’s fourth quarter. We took full advantage of this rare opportunity and significantly added to our position during the end of 2018. In an unusual set of circumstances, a similar situation occurred with YRCW last year as they also had a reverse stock split a few years ago. We aggressively and enthusiastically added to our position there as well. This is the primary reason for our short-term underperformance in the fourth quarter of 2018 and, correspondingly, our outperformance in the first quarter of 2019. The valuation metric we like to use in some situations like this is the relationship between stock price and sales (the “price to sales ratio”). Stable industrial companies with average profitability we believe can generally sell at 1.0-1.5 times sales. Manitowoc’s stock currently sells around $17 per share and the company at this very early stage in its transformation has about $47.00 of net sales per share.

TARKIO FUND

EXHIBIT B (CONTINUED)

MAY 31, 2019 (UNAUDITED)

On May 10, 2019, Manitowoc reported its first quarter earnings, and there was incremental but clear evidence of their progress in the numbers reported. But we got a glimpse of their real progress in January, as Dominic Piazza and Jeremy Brown made a site visit to the company’s Shady Grove manufacturing facility. They could literally see the difference between the manufacturing areas that had already undertaken transformation efforts and the areas that have yet to start the transformation. They likened the experience to visiting two altogether different companies. I’ve personally had experience with this type of lean transformation in the late 1980’s (often known at that time as “total quality control”), as we owned, benefitted from and witnessed a transformation at JLG Industries. In addition, the passion and belief in the transformation process they witnessed at Manitowoc from everyone they interacted with at the company was nothing short of extraordinary and probably a career-changing experience for both Jeremy and Dom (like it was for me at JLG).

Outstanding investment results always include a little bit of good fortune coming your way. Identifying The Manitowoc Company and Barry Pennypacker is smack dab within our circle of competence and, we believe, can be easily duplicated. But finding them at this early stage in their transformation it is nothing short of a miracle, and we welcome our good fortune. As Warren Buffett says, “When it's raining gold, reach for a bucket, not a thimble.” In this case, we have tried to behave accordingly.

We thank you for your continued confidence and investment in the Tarkio Fund.

Warm regards from our home in Western Montana,

Russ, Michele, Ginger, Jeremy, and Dominic

The Tarkio Team

On June 30, 2019, the per share price of MTW was $17.80. The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA.

TARKIO FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2019 (UNAUDITED)

   AVERAGE ANNUAL RETURNS

	1 Year	3 Years	5 Years	Since Inception	Ending Value
Tarkio Fund	(9.36)%	9.68%	7.35%	8.94%	$ 19,701
S&P 500 ® Index	3.78%	11.72%	9.65%	12.30%	$ 25,072

Cumulative Performance Comparison of $10,000 Investment

Since Inception *

$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
Tarkio Fund
S&P 500 ® Index
Jun-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19

* Date of commencement of investment operations is June 28, 2011.

This chart assumes an initial investment of $10,000 made on the closing of June 28, 2011 (commencement of investment operations). Total return is based on the net change in net asset value (NAV) and assumes reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 ® Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

TARKIO FUND

PORTFOLIO ILLUSTRATION

MAY 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
31.10%
Basic Materials
1.81%
Communication Services
5.93%
Consumer Cyclical
6.30%
Consumer Defensive
5.09%
Financial Services
14.88%
Industrials
29.76%
Money Market Fund
0.17%
Real Estate
4.96%

Sectors are categorized using Morningstar® classifications.

TARKIO FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2019

Shares		Value

COMMON STOCK - 99.67%

Communications Equipment - 4.43%
106,781	Lumenthum Holdings, Inc. *	$ 4,321,427

Construction Machinery & Equipment - 5.32%
380,350	Manitowoc Co., Inc. *	5,191,778

Drawing & Insulation of Nonferrous Wire - 1.45%
48,875	Corning, Inc.	1,409,555

Electronic & Other Electrical Equipment (No Computer Equip) - 3.96%
409,050	General Electric Co.	3,861,432

Fire, Marine & Casualty Insurance - 5.52%
7,650	Berkshire Hathaway, Inc. Class B *	1,510,263
2,625	Fairfax Financial Holdings, Ltd. (Canada)	1,201,804
2,525	Markel Corp. *	2,673,647
		5,385,714
Industrial Instruments for Measurement, Display & Control - 15.00%
231,075	Cognex Corp.	9,381,645
39,825	Danaher Corp.	5,257,298
		14,638,943
Industrial Trucks, Tractors, Trailers & Stackers - 3.99%
145,250	Terex Corp.	3,888,343

Land Subdividers & Developers (No cemeteries) - 4.95%
303,075	The St. Joe Co. *	4,827,985

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.13%
173,975	Evans & Sutherland Computer Corp. *	130,481

National Commercial Banks - 1.17%
10,800	JPMorgan Chase & Co.	1,144,368

Office Furniture - 3.86%
106,125	Herman Miller, Inc.	3,766,376

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 10.39%
73,450	Rogers Corp. *	10,135,365

Printed Circuit Boards - 0.46%
31,675	Kimball Electronics, Inc. *	451,369

Pumps & Pumping Equipment - 0.90%
35,150	Colfax Corp. *	882,265

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2019

Shares		Value

Retail-Catalog & Mail-Order Houses - 0.03%
15	Amazon.com, Inc. *	$ 26,626

Retail-Eating Places - 0.91%
1,350	Chipotle Mexican Grill, Inc. *	890,959

Retail-Home Furniture, Furnishings & Equipment Stores - 5.35%
742,075	The Container Store Group, Inc. *	5,216,787

Retail-Variety Stores - 5.08%
20,700	Costco Wholesale Corp.	4,959,306

Semiconductors & Related Devices - 0.65%
30,375	Finisar Corp. *	637,268

Services-Business Services, NEC - 8.16%
64,450	Total System Services, Inc.	7,961,508

Services-Prepackaged Software - 3.01%
75,975	National Instruments Corp.	2,931,875

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.81%
36,700	Nucor Corp.	1,761,600

Telephone & Telegraph Apparatus - 0.92%
25,750	Ciena Corp. *	899,705

Telephone Communications (No Radiotelephone) - 5.92%
552,584	CenturyLink, Inc.	5,774,503

Trucking (No Local) - 6.30%
1,441,800	YRC Worldwide, Inc. (a) *	6,142,068

TOTAL FOR COMMON STOCK (Cost $86,265,757) - 99.67%		97,237,606

MONEY MARKET FUND - 0.17%
169,229	Federated Government Obligations Fund - Institutional Class 2.25% ** (Cost $169,229)	169,229

TOTAL INVESTMENTS (Cost $86,434,986) - 99.84%		97,406,835

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.16%		156,493

NET ASSETS - 100.00%		$ 97,563,328

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at May 31, 2019.

(a) Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the year ended May 31, 2019.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2019

Assets:
Investments in Securities, at Value (Cost $86,434,986)	$ 97,406,835
Cash	1,000
Receivables:
Shareholder Subscriptions	50,676
Securities Sold	698,139
Dividends and Interest	187,998
Total Assets	98,344,648
Liabilities:
Payables:
Securities Purchased	690,972
Accrued Adviser Fees	67,761
Accrued Service Fees	22,587
Total Liabilities	781,320
Net Assets	$ 97,563,328

Net Assets Consist of:
Paid In Capital	$ 83,451,204
Distributable Earnings	14,112,124
Net Assets, for 5,420,888 Shares Outstanding (unlimited shares authorized)	$ 97,563,328

Net asset value, offering price, and redemption price per share	$ 18.00

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF OPERATIONS

For the year ended MAY 31, 2019

Investment Income:
Dividends (Net of foreign withholding tax of $4,200)	$ 1,816,775
Interest	3,666
Total Investment Income	1,820,441

Expenses:
Advisory Fees (Note 4)	796,058
Service Fees (Note 4)	265,353
Total Expenses	1,061,411

Net Investment Income	759,030

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	3,152,621
Net Change in Unrealized Depreciation on Investments	(14,088,256)
Net Realized and Unrealized Loss on Investments	(10,935,635)

Net Decrease in Net Assets Resulting from Operations	$(10,176,605)

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	5/31/2019	5/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 759,030	$ 303,157
Net Realized Gain on Investments	3,152,621	3,542,680
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14,088,256)	3,600,744
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,176,605)	7,446,581

Distributions to Shareholders:
Distributions	(2,807,411)	(1,713,523)(a)
Total Dividends and Distributions Paid to Shareholders	(2,807,411)	(1,713,523)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	11,592,923	30,500,538
Net Asset Value of Shares Issued on Reinvestment of Dividends	2,807,411	1,713,523
Cost of Shares Redeemed	(6,542,974)	(8,203,249)
Net Increase in Net Assets from Shareholder Activity	7,857,360	24,010,812

Net Assets:
Net Increase (Decrease) in Net Assets	(5,126,656)	29,743,870
Beginning of Year	102,689,984	72,946,114
End of Year	$ 97,563,328	$ 102,689,984(b)

(a) For the year ended May 31, 2018, total distributions consisted of net investment income of $162,535, short term capital gains of $1,063,949 and long term capital gains of $487,039.

(b) As of May 31, 2018, Accumulated Undistributed Net Investment Income was $0.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Years Ended
	5/31/2019	5/31/2018	5/31/2017	5/31/2016	5/31/2015

Net Asset Value, at Beginning of Year	$ 20.52	$ 18.93	$ 14.40	$ 15.12	$ 13.67

Income (Loss) From Operations:
Net Investment Income (Loss) *	0.14	0.07	(0.01)	- (a)	- (a)
Net Realized and Unrealized Gain (Loss) on Investments	(2.12)	1.89	4.62	(0.67)	1.77
Total from Investment Operations	(1.98)	1.96	4.61	(0.67)	1.77

Distributions:
Net Investment Income	(0.11)	(0.04)	(0.01)	-	- (a)
Realized Gains	(0.43)	(0.33)	(0.07)	(0.05)	(0.32)
Total from Distributions	(0.54)	(0.37)	(0.08)	(0.05)	(0.32)

Net Asset Value, at End of Year	$ 18.00	$ 20.52	$ 18.93	$ 14.40	$ 15.12

Total Return **	(9.36)%	10.21%	32.07%	(4.41)%	13.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$97,563	$102,690	$72,946	$35,365	$29,392
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.72%	0.32%	(0.04)%	(0.02)%	(0.02)%
Portfolio Turnover	20.10%	27.67%	9.71%	12.19%	12.03%

(a) Amount calculated is less than 0.005.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2019

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”).  The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended May 31, 2019. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  During the year ended May 31, 2019, the Fund did not incur any interest or penalties.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2019

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

OTHER:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees (“Board”). Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market mutual funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2019:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 97,237,606	$ -	$ -	$ 97,237,606
Money Market Fund	169,229	-	-	169,229
Total	$ 97,406,835	$ -	$ -	$ 97,406,835

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 2 or Level 3 assets or derivative instruments at any time during the year ended May 31, 2019.

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended May 31, 2019, the Fund and Adviser, in combination, owned 5% or more of the

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2019

outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

YRC Worldwide, Inc.
Market Value as of May 31, 2018	$ 8,028,476
Purchases	4,165,267
Sales	-
Net Realized Gain on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Year End	(6,051,675)
Market Value as of May 31, 2019	$ 6,142,068
Share Balance as of May 31, 2019	1,441,800
Dividend Income	$ -

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund during the term of the Investment Advisory Agreement (“Agreement”).

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For the year ended May 31, 2019, the Adviser earned $796,058 in Advisory fees.  At May 31, 2019, the Fund owed the Adviser $67,761.

The Fund entered into a Services Agreement with the Adviser.  Under the Services Agreement, the Adviser receives an additional fee of 0.25% of the average daily net assets of the Fund and is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  For the year ended May 31, 2019, the Fund incurred $265,353 in service fees. At May 31, 2019 the Fund owed $22,587 in service fees to the Adviser.

Officers and a Trustee of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At May 31, 2019, paid in capital amounted to $83,451,204 of the Fund. Transactions in capital stock were as follows:

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2019

	Year ended May 31, 2019		Year ended May 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	571,353	$11,592,923	1,466,181	$ 30,500,538
Shares issued in reinvestment of dividends	174,265	2,807,411	77,817	1,713,523
Shares redeemed	(328,880)	(6,542,974)	(392,428)	(8,203,249)
Net increase	416,738	$ 7,857,360	1,151,570	$ 24,010,812

6.  INVESTMENT TRANSACTIONS

For the year ended May 31, 2019, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 26,196,264

Sales

Investment Securities                          $ 21,202,981

7.  TAX INFORMATION

As of May 31, 2019, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 26,220,136
Gross (Depreciation)	(15,278,196)
Net Appreciation on Investments	$ 10,941,940

At May 31, 2019, the aggregate cost of securities for federal income tax purposes was $86,464,895.

As of the fiscal year ended May 31, 2019, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income

                          $      184,347

Undistributed Long-term Capital Gains

                               2,985,837

Unrealized Appreciation

             10,941,940

          $ 14,112,124

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to Fund distributions and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. The Fund made no reclassifications for the year ended May 31, 2019 on the Statement of Assets and Liabilities.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2019

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and 2018 were as follows:

	2019	2018
Ordinary Income	$ 574,683	$ 640,038
Long-term Capital Gain	$ 2,232,728	$ 1,073,215

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of May 31, 2019, TD Ameritrade, Inc. held in an omnibus account for the benefit of others approximately 77% of the voting securities of the Fund. The Fund does not know whether any underlying accounts of TD Ameritrade, Inc., owned or controlled 25% of the voting securities of the Fund.

11.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

12.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2019

measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted these amendments.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to GAAP for investment companies. Effective November 5, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of May 31, 2019, had no effect on the Fund’s net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tarkio Fund and

Board of Trustees of Clark Fork Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tarkio Fund (the “Fund”), a series of Clark Fork Trust, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 30, 2019

TARKIO FUND

EXPENSE ILLUSTRATION

MAY 31, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2018 through May 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2018	May 31, 2019	December 1, 2018 to May 31, 2019
Actual	$1,000.00	$952.86	$4.87
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.95	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

TARKIO FUND

TRUSTEES & OFFICERS

MAY 31, 2019 (UNAUDITED)

  Interested Trustees and Officers

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Russell T. Piazza (2) (63)	Interested Trustee and Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	Registered Representative, Crowell Weedon & Co. (stock brokerage and financial advisory services company), 1977 to 1979. President & Portfolio Manager, Vice President of Investments, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 1979 to 2006. Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1	None
Virginia Belker (53)	Chief Compliance Officer	Indefinite Term; Since 2011

Branch Administrative Manager, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.

				N/A	N/A
Michele Blood (53)	Treasurer	Indefinite Term; Since 2015

Senior Registered Investment Assistant at Piper Jaffray & Co. (stock brokerage and investment advisory firm),  from 1987 until 2006 (merged with UBS Financial Services in 2006).  Co-founder and Vice President of Front Street Capital Management, Inc. 2006 to present.  Michele received her certificate of Accounting and Technology from the University of Montana, College of Technology.

				N/A	N/A
John H. Lively (50)	Secretary	Indefinite Term; Since 2010	Attorney, Practus, LLP (law firm), May 1, 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to April 30, 2018.	N/A	N/A

(1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

(2) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Advisor.

TARKIO FUND

TRUSTEES & OFFICERS (CONTINUED)

MAY 31, 2019 (UNAUDITED)

Independent Trustees

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Simona Stan (53)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Michael Munsey (72)	Independent Trustee	Indefinite Term, Since May 2013	Owner, The Depot (restaurant), Missoula, Montana, founded in 1974	1	None

(1) The address of each trustee is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

TARKIO FUND

ADDITIONAL INFORMATION

MAY 31, 2019 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Annual Investment Advisory Agreement Renewal - At a meeting held on April 17, 2019, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Front Street Capital Management, Inc. (the “Adviser”) on behalf of the Tarkio Fund (the “Fund”). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of shareholders; and (vi) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2019 (UNAUDITED)

Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent, and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer to the Fund. The Trustees noted the Adviser’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain and enhance its resources and systems; the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data.  As to the performance of the Fund, the Trustees received information regarding the performance of the Fund compared to a group of funds of similar style and objective selected by the Adviser (the “Peer Group”), as well as a group of mid-cap growth funds as categorized by Morningstar as Fund’s peer group (the “Category”).  The Peer Group performance data covered the 12-month period ended December 31, 2018.  For this period, the Fund underperformed the Peer Group.  The

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2019 (UNAUDITED)

Category performance data covered the one-month, year-to-date, 1-, 3-, and 5-year periods ended April 4, 2019.  For the one-month, year-to-date, 3-, and 5-year periods, the Fund outperformed the Category average.  For the 1-year period, the Fund underperformed the Category average.  It was noted that for the 1-year period ended December 31, 2018, the Fund underperformed the S&P 500® Index, its benchmark index.  The Trustees noted that the Adviser manages separate accounts with the same investment objective as the Fund and that the majority of these accounts performed similarly with the Fund’s performance for the calendar year 2018.  It was noted that performance differences between the separate accounts and the Fund are attributed to differences in cash flows of the Fund versus those of the separate accounts.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees noted that the Adviser was profitable for the 2018 calendar year regarding its services to the Fund.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to its Peer Group and Category.  The Trustees noted that the Adviser pays certain of the Fund’s operating expenses out of its management fee and administrative services fee, which in total equals 1.00% per annum. The Trustees noted that the Fund’s expense ratio was similar to others in its Peer Group but not the lowest or highest.  As compared to the Category, the Trustees noted that the Fund’s expense ratio of 1.00% per annum was 0.19% less than the average fund in the Category and 0.02% less than the median fund in the Category. The Trustees further noted that as compared to the Peer Group and Category, the Fund had significantly fewer assets than the average fund in these comparative groups.   Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the advisory fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  The Trustees also considered the Adviser’s decision to voluntarily reduce its management fee over the years. In light of its

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2019 (UNAUDITED)

ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics.  The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest.  The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions and potential benefits that may be viewed as soft dollars that could result from its trading. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid.  The Trustees did not identify any other potential benefits (other than the management fee and administrative services fee) that would inure to the Adviser. The Trustees noted that the Adviser has an affiliated investment adviser and discussed the compliance process followed to address any potential conflicts of interest. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by the Adviser in managing the Fund were satisfactory.

This Page Was Left Blank Intentionally

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

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Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2019

$ 13,500

FY 2018

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

(c)

Tax Fees

Registrant

FY 2019

$ 3,500

FY 2018

$ 2,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than fifty percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant                 Adviser

FY 2019                  $3,500                         $0

FY 2018                  $2,500                        NA

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a) (1)                      Code is filed herewith.

(2)

Certifications by the registrant's principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date: August 8, 2019

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date: August 8, 2019